UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8‑K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 27, 2013

Federal Home Loan Bank of Dallas
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 214-441-8500
____________________Not Applicable________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (the “Original Report”) dated September 17, 2013, filed by the Federal Home Loan Bank of Dallas (the “Bank”) with the Securities and Exchange Commission on September 23, 2013. This Amendment No. 1 is being filed to provide additional information in Item 5.02 that was not yet available at the time of the filing of the Original Report regarding the resignation of Terry Smith as President and Chief Executive Officer of the Bank, effective September 23, 2013. The information previously reported in the Original Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 27, 2013, the Bank and Terry Smith entered into a Separation and Release Agreement dated as of September 27, 2013 (the “Agreement”), setting forth certain terms relating to Mr. Smith’s resignation as President and Chief Executive Officer of the Bank, effective September 23, 2013.
Pursuant to the Agreement, and in lieu of any amounts that might otherwise be payable to Mr. Smith under his Executive Employment Agreement dated November 20, 2007 (the “Employment Agreement”), the Bank agreed to pay to Mr. Smith a separation payment of $220,000 and to accelerate the vesting of Mr. Smith’s Group 4 benefit under the Bank’s Special Non-Qualified Deferred Compensation Plan resulting in a payment to Mr. Smith of $170,000, in each case less all applicable taxes and withholding. In consideration of these payments, the Agreement includes a general release of claims by Mr. Smith in favor of the Bank and its affiliates, as well as various other undertakings by Mr. Smith. In exchange for providing a separate release under the Age Discrimination in Employment Act, Mr. Smith also will be paid his base salary through October 23, 2013 in accordance with the Bank’s normal payroll procedures, less all applicable taxes and withholding.
The foregoing summary is qualified in its entirety by the terms and conditions set forth in the Agreement, which are incorporated by reference in this Item 5.02. A copy of the Agreement is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
Exhibits

10.1	Separation and Release Agreement dated as of September 27, 2013 between Terry Smith and the Federal Home Loan Bank of Dallas

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	September 27, 2013	By:	/s/ Tom Lewis
Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer